As filed with the Securities and Exchange Commission on May 18, 1995
                           Registration No. 33-41726

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

             -----------------------------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
             -----------------------------------------------------

                            COMPUTER HORIZONS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New York                                        13-2638902
- ---------------------------------                       -------------------
  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)

      49 Old Bloomfield Avenue
     Mountain Lakes, New Jersey                                07046
- ----------------------------------------                ------------------
(Address of Principal Executive Offices)                    (Zip Code)

                            COMPUTER HORIZONS CORP.
                       1991 DIRECTORS' STOCK OPTION PLAN
                       ---------------------------------
                            (Full title of the plan)

                              Mr. John J. Cassese
                            Computer Horizons Corp.
                            49 Old Bloomfield Avenue
                        Mountain Lakes, New Jersey 07046
      -------------------------------------------------------------------
                    (Name and address of agent for service)

                                 (201) 402-7400
      -------------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

                                   Copies to:

                            Robert A. Cantone, Esq.
                     Proskauer Rose Goetz & Mendelsohn LLP
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 969-3000

                                              CALCULATION OF REGISTRATION FEE

====================================================================================================================================
       Title of securities            Amount to be          Proposed maximum             Proposed maximum            Amount of
        to be registered                registered (1)  offering price per share (2) aggregate offering price (2)  registration fee
- ------------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.10             206,250                 $12.29                   $2,534,813                $874.07
====================================================================================================================================

(1) Represents the additional 206,250 shares of Common Stock that may be acquired under the 1991 Directors' Stock Option Plan, as amended, as adjusted to reflect the three-for-two Common Stock split effected as a dividend to be paid on May 30, 1995 to holders of record on May 9, 1995. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate number of shares of Common Stock to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for purposes of calculating the registration fee and computed in accordance with Securities Act Rule 457(c) using the average of the high and low prices of the Common Stock reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System on May 17, 1995, as adjusted to reflect the three-for-two Common Stock split effected as a dividend to be paid on May 30, 1995 to holders of record on May 9, 1995.

EXPLANATORY NOTE:


         In accordance with Section E of the General Instructions to Form S-8, this Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-8 covers an additional 206,250 shares of Common Stock, par value $.10 per share ("Common Stock"), that may be acquired under the Company's 1991 Directors' Stock Option Plan, as amended (the "Plan"), as adjusted to reflect the three-for-two Common Stock split effected as a dividend to be paid on May 30, 1995 to holders of record on May 9, 1995. The Company's Registration Statement on Form S-8 (Registration No. 33-41726) dated July 16, 1992, pursuant to which the Company registered the initial number of shares of Common Stock that may be acquired under the Plan, is hereby incorporated by reference to this Registration Statement.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The documents listed below are hereby incorporated to this Registration
Statement:

         1. Registrant's Annual Report on Form 10-K for the year ended December 31, 1994;

         2 Registrant's Quarterly Report on Form 10-Q for the quarter ended March 30, 1995;

         3. The description of the Company's Common Stock, par value $.10 per share (the "Common Stock"), contained in the Company's Registration Statement on Form 8-A, as amended, dated July 5, 1973; and

         4. The description of the Company's Common Share Purchase Rights, contained in the Company's Registration Statement on Form 8-A dated October 27, 1989, as amended by Amendment No.1 on Form 8 dated February 13, 1990.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered hereby have been sold or which deregisters all shares of Common Stock offered hereby then remaining unsold, are deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

         The following instruments and documents are included as exhibits to this Registration Statement.

   Exhibit
   Number                              Description                                      Incorporated by Reference to:
- -------------    --------------------------------------------------------    ---------------------------------------------------
    3.1           Certificate of Incorporation of the Company as              Exhibit 3(a) to the Company's Registration
                  amended through 1971.                                       Statement on Form S-1, File No. 2-42259.
    3.2           Certificate of Amendment dated May 16, 1983                 Exhibit 3(a-2) to the Company's Annual
                  to Certificate of Incorporation of the                      Report on Form 10-K for the year ended
                  Company.                                                    February 28, 1983.
    3.3           Certificate of Amendment dated June 15, 1988                Exhibit 3(a-3) to the Company's Annual
                  to Certificate of Incorporation of the                      Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1988.
    3.4           Certificate of Amendment dated July 6, 1989                 Exhibit 3(a-4) to the Company's Annual
                  to Certificate of Incorporation of the                      Report Form 10-K for the year ended
                  Company.                                                    December 31, 1994.
    3.5           Certificate of Amendment dated February 14,                 Exhibit 3(a-4) to the Company's Annual
                  1990 to Certificate of Incorporation of the                 Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1989.
    3.6           Certificate of Amendment dated May 1, 1991                  Exhibit 3(a-6) to the Company's Annual
                  to the Certificate of Incorporation of the                  Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1994.
    3.7           Certificate of Amendment dated July 12, 1994                Exhibit 3(a-7) to the Company's Annual
                  to the Certificate of Incorporation of the                  Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1994.
    3.8           Bylaws of the Company, as amended.                          Exhibit 3(b) to the Company's Annual
                                                                              Report on Form 10-K for the year ended
                                                                              December 31, 1988.
    4.1           Rights Agreement dated as of July 6, 1989                   Exhibit 1 to the Company's Registration
                  between the Company and Chemical Bank, as                   Statement on Form 8-A dated July 7,
                  Rights Agent ("Rights Agreement") which                     1989.
                  includes the form of Rights Certificate as
                  Exhibit B.
    4.2           Amendment No. 1 dated as of February 13,                    Exhibit 1 to the Company's Amendment
                  1990 to Rights Agreement.                                   No. 1 on Form 8 dated February 13, 1990
                                                                              to the Company's Registration Statement
                                                                              on Form 8-A.
    4.3           Amendment No. 2 dated as of August 10,                      Exhibit 4(c) to the Company's Annual
                  1994 to Rights Agreement.                                   Report on Form 10-K for the year ended
                                                                              December 31, 1994.
     5            Opinion of Proskauer Rose Goetz &
                  Mendelsohn LLP.
    23.1          Consent of Proskauer Rose Goetz &
                  Mendelsohn LLP. (included in their opinion
                  filed as Exhibit 5).
    23.2          Consent of Grant Thornton LLP.
     24           Power of Attorney (included on the Signature
                  Pages to this Registration Statement).

                                                        SIGNATURES

             Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain Lakes, State of New Jersey, on May 17, 1995.

                                                 COMPUTER HORIZONS CORP.


                                         By: /s/ JOHN J. CASSESE
                                            ------------------------------------
                                             John J. Cassese
                                             Chairman of the Board and President

             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John J. Cassese and Bernhard Hubert, and either of them, his attorney-in-fact, with full power of substitution, for him in all capacities, to execute any amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or their substitutes, may do or cause to be done by virtue hereof.

             Pursuant  to  the   requirements   of  the  Securities   Act,  this
Registration Statement has been signed by the following persons in the capacities indicated on May 17, 1995.



/s/ JOHN J. CASSESE
- --------------------------               Chairman of the Board and President
    John J. Cassese                      (Principal Executive Officer)

/s/ BERNHARD HUBERT
- --------------------------
    Bernhad Hubert                       Executive Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)

/s/ MICHAEL SHEA
- --------------------------
    Michael Shea                         Chief Accounting Officer and Controller
                                         (Principal Accounting Officer)

/s/ THOMAS J. BERRY
- --------------------------
    Thomas J. Berry                      Director


/s/ WILFRED R. PLUGGE
- --------------------------
    Wilfred R. Plugge                    Director

                               INDEX TO EXHIBITS

   Exhibit
   Number                              Description                                      Incorporated by Reference to:
- -------------    --------------------------------------------------------    ---------------------------------------------------
    3.1           Certificate of Incorporation of the Company as              Exhibit 3(a) to the Company's Registration
                  amended through 1971.                                       Statement on Form S-1, File No. 2-42259.
    3.2           Certificate of Amendment dated May 16, 1983                 Exhibit 3(a-2) to the Company's Annual
                  to Certificate of Incorporation of the                      Report on Form 10-K for the year ended
                  Company.                                                    February 28, 1983.
    3.3           Certificate of Amendment dated June 15, 1988                Exhibit 3(a-3) to the Company's Annual
                  to Certificate of Incorporation of the                      Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1988.
    3.4           Certificate of Amendment dated July 6, 1989                 Exhibit 3(a-4) to the Company's Annual
                  to Certificate of Incorporation of the                      Report Form 10-K for the year ended
                  Company.                                                    December 31, 1994.
    3.5           Certificate of Amendment dated February 14,                 Exhibit 3(a-4) to the Company's Annual
                  1990 to Certificate of Incorporation of the                 Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1989.
    3.6           Certificate of Amendment dated May 1, 1991                  Exhibit 3(a-6) to the Company's Annual
                  to the Certificate of Incorporation of the                  Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1994.
    3.7           Certificate of Amendment dated July 12, 1994                Exhibit 3(a-7) to the Company's Annual
                  to the Certificate of Incorporation of the                  Report on Form 10-K for the year ended
                  Company.                                                    December 31, 1994.
    3.8           Bylaws of the Company, as amended.                          Exhibit 3(b) to the Company's Annual
                                                                              Report on Form 10-K for the year ended
                                                                              December 31, 1988.
    4.1           Rights Agreement dated as of July 6, 1989                   Exhibit 1 to the Company's Registration
                  between the Company and Chemical Bank, as                   Statement on Form 8-A dated July 7,
                  Rights Agent ("Rights Agreement") which                     1989.
                  includes the form of Rights Certificate as
                  Exhibit B.
    4.2           Amendment No. 1 dated as of February 13,                    Exhibit 1 to the Company's Amendment
                  1990 to Rights Agreement.                                   No. 1 on Form 8 dated February 13, 1990
                                                                              to the Company's Registration Statement
                                                                              on Form 8-A.
    4.3           Amendment No. 2 dated as of August 10,                      Exhibit 4(c) to the Company's Annual
                  1994 to Rights Agreement.                                   Report on Form 10-K for the year ended
                                                                              December 31, 1994.
     5            Opinion of Proskauer Rose Goetz &
                  Mendelsohn LLP.

   Exhibit
   Number                              Description                                      Incorporated by Reference to:
- -------------    --------------------------------------------------------    ---------------------------------------------------
    23.1          Consent of Proskauer Rose Goetz &
                  Mendelsohn LLP. (included in their opinion
                  filed as Exhibit 5).
    23.2          Consent of Grant Thornton LLP.
     24           Power of Attorney (included on the Signature
                  Pages to this Registration Statement).

                     PROSKAUER ROSE GOETZ & MENDELSOHN LLP
                                 1585 BROADWAY
                            NEW YORK, NEW YORK 10036

                                                                    May 18, 1995

Computer Horizons Corp.
49 Old Bloomfield Avenue
Mountain Lakes, New Jersey  07046

         Re:  Computer Horizons Corp. (the "Company")

Ladies and Gentlemen:

         You have requested our opinion in connection with Post-Effective Amendment No. 1 to Registration Statement on Form S-8 ("Amendment No. 1") being filed by you with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended (the "Act"), an additional 206,250 shares of your common stock, par value $.10 per share (the "Shares"), to be offered to certain directors pursuant to the Company's 1991 Directors' Stock Option Plan, as amended (the "Plan"). The number of Shares has been adjusted to reflect the three-for-two Common Stock split effected as a dividend to be paid on May 30, 1995 to holders of record on May 9, 1995. Amendment No. 1 incorporates by reference the Company's Registration Statement on Form S-8 (Registration No. 33-41726) dated July 16, 1992 pursuant to which the Company registered the initial number of shares of Common Stock that may be acquired under the Plan.

         On the basis of such investigation as we have deemed necessary, we are of the opinion that the Shares will be, when issued upon due exercise of options granted under the Plan in accordance with the provisions of the Plan and in accordance with stock option agreements entered into in accordance with the provisions of the Plan (including payment of the option exercise price provided for therein), legally issued, fully paid and non-assessable.

         We hereby consent to the filing of this opinion as an exhibit to Amendment No. 1. In giving this consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Securities and Exchange Commission thereunder.

                                            Very truly yours,

                                           PROSKAUER ROSE GOETZ & MENDELSOHN LLP

              Consent of Independent Certified Public Accountants


         We have issued our report dated January 31, 1995, accompanying the consolidated financial statements and schedule incorporated by reference or included in the Annual Report of Computer Horizons Corp. on Form 10-K for the year ended December 31, 1994. We consent to the incorporation by reference of said report in this Registration Statement of Computer Horizons Corp. on Form S-8 Amendment No. 1 (Registration No. 33-41726).




                                                          GRANT THORNTON LLP


Parsippany, New Jersey
May 12, 1995